Supplement dated November 20, 2019
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI) (each as supplemented, if applicable) of each of the following funds (each, a Fund, and together, the Funds):
Fund	Prospectus Dated	Summary Prospectus Dated	SAI Dated

Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2019	1/1/2019	10/28/2019
Multi-Manager Directional Alternative Strategies Fund	9/1/2019	9/1/2019	10/28/2019
Multi-Manager Growth Strategies Fund	8/1/2019	8/1/2019	10/28/2019
Multi-Manager Small Cap Equity Strategies Fund	1/1/2019	1/1/2019 (As amended 2/25/2019 & 7/1/2019)	10/28/2019
Multi-Manager Total Return Bond Strategies Fund	1/1/2019	1/1/2019 (As amended 7/1/2019)	10/28/2019
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2019	10/1/2019	10/1/2019
Effective at start of business on January 27, 2020 (the Effective Date), the shares held by Class A shareholders of the Funds, as indicated in the table above, will be merged into Class Institutional shares of the same Fund. The merger of Class A shares into Class Institutional shares for each Fund will be a tax-free transaction and Class A shares of the Funds will no longer be offered for sale. On the Effective Date, all references to Class A shares are hereby deleted from each Fund's prospectus, summary prospectus, and SAI.
Shareholders should retain this Supplement for future reference.
SUP000_00_089_(11/19)